SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 7, 2004 (May 5, 2004) Date of Report (Date of earliest event reported)

ZIONS BANCORPORATION (Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	0-2610 (Commission File Number)	87-0227400 (IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah (Address of principal executive offices)	84111 (Zip Code)

(801) 524-4787 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro forma Financial Statements and Exhibits.

                (a)        Not Applicable.

                (b)        Not Applicable.

                (c)        Exhibits.

                 The Registrant hereby files the following exhibits to its Registration Statement on Form S-3 (File No. 333-107746), which was filed on August 7, 2003:

Number	Exhibit
1.2	Underwriting Agreement, dated September 3, 2003, incorporated by reference to Exhibit 1.2 to the Registrant’s Current Report on Form 8-K dated September 10, 2003.
1.5	Pricing Agreement, dated May 5, 2004, in connection with the offering of the Registrant’s 5.65% Subordinated Notes due May 15, 2014.
5.7	Opinion of Sullivan & Cromwell LLP.
5.8	Opinion of Callister, Nebeker & McCullough.
23.8	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.7).
23.9	Consent of Callister, Nebeker & McCullough (included in Exhibit 5.8).

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION By: /s/Doyle L. Arnold Doyle L. Arnold Executive Vice President and Chief Financial Officer

Date: May 7, 2004

EXHIBIT INDEX

Number	Exhibit
1.2	Underwriting Agreement, dated September 3, 2003, incorporated by reference to Exhibit 1.2 to the Registrant’s Current Report on Form 8-K dated September 10, 2003.
1.5	Pricing Agreement, dated May 5, 2004, in connection with the offering of the Registrant’s 5.65% Subordinated Notes due May 15, 2014.
5.7	Opinion of Sullivan & Cromwell LLP.
5.8	Opinion of Callister, Nebeker & McCullough.
23.8	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.7).
23.9	Consent of Callister, Nebeker & McCullough (included in Exhibit 5.8).

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